Exhibit 99.1

Gryphon Digital Mining Announces Non-Brokered $2.85 Million Offering With 100% Management and Majority Board Participation

Las Vegas, NV — January 14, 2025 – Gryphon Digital Mining, Inc. (Nasdaq: GRYP) (“Gryphon” or the “Company”), an innovative venture in the bitcoin and AI space dedicated to helping bring digital assets to the market, today announced that it has signed a non-brokered offering of its common stock for total gross proceeds of approximately $2.85 million on January 13, 2025. The offering saw 100% participation from the management team and a majority of the board members, demonstrating strong internal confidence in the Company’s strategic direction.

The Company issued third-party investors approximately 6.3 million shares of its common stock at a purchase price of $0.40 per share, with accompanying warrants exercisable at $1.50 per share. Management and Board purchased approximately 629,000 shares at $0.516 per share, with accompanying warrants exercisable at $1.50 per share.

This offering represents an initial step toward funding Gryphon’s recently announced significant expansion projects, including:

●	A definitive agreement for an HPC/AI asset in Alberta scalable to 4GW, announced January 10, 2025

●	A definitive agreement for natural gas assets in British Columbia for low-cost power scalable to 1GW, announced December 10, 2024

“The full participation of our management team and strong support from our board in this offering underscores our collective confidence in Gryphon’s strategic initiatives and growth potential,” said Steve Gutterman, CEO of Gryphon Digital Mining. “This initial capital raise was structured to maximize shareholder value while minimizing dilution as we begin executing on our transformational projects. We are taking a methodical approach to our capital formation strategy, carefully balancing growth opportunities with shareholder interests. This is just the first step as we pursue our significant HPC/AI and bitcoin mining opportunities and look to strengthen our balance sheet through cash and bitcoin. We will update our shareholders as we advance our strategic funding initiatives and project developments in the most value-accretive manner possible.”

About Gryphon Digital Mining

Gryphon Digital Mining, Inc. is an innovative venture in the bitcoin and AI space dedicated to helping bring digital assets to the market. With a talented leadership team coming from globally recognized brands, Gryphon has assembled thought leaders to improve digital asset network infrastructure. More information is available on https://gryphondigitalmining.com/

Cautionary Statements Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the Company’s ability to close the acquisition with Captus Energy and in British Columbia; the total consideration for the acquisitions; the ability of the assets acquired or to be acquired to produce energy at both the cost and the volume anticipated; the results of diligence reviews; the engagement, and the results of such engagement, with regulatory bodies, First Nations, local stakeholders and norther communities; green initiatives; plans to expand the Company’s business to include AI and high performance computing; the future financial performance of the Company; changes in the Company’s strategy and future operations; financial position; estimated revenues and losses; projected costs; prospects, plans and objectives of management; and future acquisition activity.

The forward-looking statements are based on management’s current expectations and assumptions about future events and financial results and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this press release or as of the date they are made. Except as otherwise required by applicable law, Gryphon disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Gryphon cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Gryphon. In addition, Gryphon cautions you that the forward-looking statements contained in this press release are subject to the risks set forth in our filings with the Securities and Exchange Commission (the “SEC”), including the section titled “Risk Factors” in the Annual Report on Form 10-K filed with the SEC by Gryphon on April 1, 2024, as updated by the Company’s subsequent filings.

INVESTOR CONTACT:

Name: James Carbonara

Company: Hayden IR

Phone: (646)-755-7412

Email: james@haydenir.com